UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

MONSANTO COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16167	43-1878297

(State or Other Jurisdiction of Identification No.)	(Commission File Number)	(IRS Employer Incorporation)

800 North Lindbergh Boulevard
St. Louis, Missouri 63167
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (314) 694-1000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. DISCLOSURE OF RESULTS OF OPERATING AND FINANCIAL CONDITION).
SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release
EX-99.2 First Quarter 2003 Supplemental Data
EX-99.3 First Quarter 2003 Financial Results

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

99.1	Press Release, dated April 30, 2003, issued by Monsanto Company

99.2	First Quarter 2003 Supplemental Data (Unaudited)

99.3	First Quarter 2003 Financial Results Slide Presentation

ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. DISCLOSURE OF RESULTS OF OPERATING AND FINANCIAL CONDITION).

Earnings Materials Furnished

     On April 30, 2003, Monsanto Company issued a press release announcing our first quarter 2003 financial and operating results. This press release as well as the first quarter 2003 unaudited supplemental data referenced in the press release are furnished as Exhibits 99.1 and 99.2 hereto, respectively, and incorporated herein by reference.

     In addition, we announced in a press release issued on April 16, 2003, that a webcast conference would be held on April 30, 2003, to discuss our first quarter 2003 financial and operating results as well as to discuss future expectations. A slide presentation for use in conjunction with this conference call is furnished as Exhibit 99.3 hereto and incorporated herein by reference.

     The supplemental data referenced in our press release and the slide presentation for use in conjunction with our conference call will be posted to our website located at http://www.monsanto.com and can be viewed through the “Investor Information” page of the website under the tab “Financial Reports,” although we reserve the right to discontinue that availability at any time.

Non-GAAP Financial Measures

     The press release furnished herewith uses the non-GAAP financial measures of “EBIT” and “free cash flow.” We define “EBIT” as earnings before cumulative effect of accounting change, interest and income taxes. We believe that EBIT is useful to investors and management to demonstrate the operational profitability of our business segments by excluding interest and taxes, which are generally accounted for across the entire company on a consolidated basis. EBIT is also one of the measures used by management in determining resource allocations within the company.

     We define “free cash flow” as the total of cash flows from operating activities and cash flows from investing activities. We believe that free cash flow is useful to investors and management as a measure of our ability to generate cash, which can be returned to our shareowners through a dividend payment or share repurchases, or to debt holders in the form of principal repayments. Free cash flow can also be reinvested into the company for future growth and is used by management as one of the performance measures in determining incentive compensation.

     The presentation of EBIT and free cash flow is intended to supplement investors’ understanding of our operating performance. Our EBIT and free cash flow measures may not be comparable to other companies’ EBIT and free cash flow performance measures. Furthermore, these measures are not intended to replace net income (loss), cash flows, financial position, or comprehensive income (loss), as determined in accordance with accounting principles generally accepted in the United States.

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Procedural Matters

     We are furnishing the information contained in this report, including the attached supplemental data and slide presentation, under Item 9 “Regulation FD Disclosure” pursuant to Regulation FD promulgated by the Securities and Exchange Commission (“SEC”). The information contained in this report is also being furnished under Item 12 “Disclosure of Results of Operations and Financial Condition” in accordance with the procedural guidance issued by the SEC in Release No. 33-8126. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act.

     The information contained in this report, including the information contained in the attached supplemental data and slide presentation, is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, including the information contained in the attached supplemental data and slide presentation, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

     Certain statements contained in this report, including the information contained in the attached supplemental data and slide presentation, such as statements concerning our anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are “forward-looking statements.” These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, our actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for our Roundup herbicide; the accuracy of our estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of our research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; our ability to continue to manage our costs; our ability to successfully market new and existing products in new and existing domestic and international markets; our ability to obtain payment for the products that we sell; our ability to achieve and maintain protection for our intellectual property; the effects of our accounting policies and changes in generally accepted accounting principles; our exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; our ability to fund our short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in our filings with the SEC. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this report. We disclaim any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2003

MONSANTO COMPANY

	By:	/s/ Michael L. DeCamp

	Name:	Michael L. DeCamp Assistant Secretary

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated April 30, 2003, issued by Monsanto Company

99.2	First Quarter 2003 Supplemental Data (Unaudited)

99.3	First Quarter 2003 Financial Results Slide Presentation

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